Exhibit 99.1

1 Healthcare Trust, Inc. Fourth Quarter 2019 Investor Webcast Presentation

2 Disclaimer References in this presentation to the “Company,” “we,” “us” and “our” refer to Healthcare Trust, Inc. (“ HTI”) and its consolidated subsidiaries. The statements in this presentation that are not historical facts may be forward - looking statements. These forward - looking state ments involve risks and uncertainties that could cause actual results or events to be materially different. Forward - looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “estimates, ” “ projects,” “plans,” “intends,” “may,” “will,” “would” and similar expressions are intended to identify forward - looking statements, although not all forward - loo king statements contain these identifying words. Actual results may differ materially from those contemplated by such forward - looking statements, including th ose set forth in the section titled Risk Factors of HTI’s Annual Report on Form 10 - K for the year ended December 31, 2019 filed on March 24 , 2020 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in HTI’s subsequen t r eports. Please see pages 16 and 17 for further information. Further, forward - looking statements speak only as of the date they are made, and HTI undertakes no obligati on to update or revise any forward - looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operat ing results, unless required to do so by law. This presentation includes estimated projections of future operating results. These projections were not prepared in accordan ce with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were pr epared in good faith by management and are based on numerous assumptions that may prove to be wrong. Important factors that may affect actual results an d cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company and other factors described in the section titled Risk Factors of HTI’s Annual Report on Form 10 - K for the year ended December 31, 2019 filed on March 24 , 2020 and all other filings with the SEC after that date. The projections also reflect assumptions as to certain business decisions that are subject to change. As a result, actual results ma y differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized. This presentation includes certain non - GAAP financial measures, including net operating income (“NOI”). NOI is a non - GAAP measures of our financial performance and should not be considered as alternatives to net income as a measure of financial performance, or any other pe rfo rmance measure derived in accordance with GAAP and they should not be construed as an inference that our future results will be unaffected by unusual o r n on - recurring items. The reconciliations of net income to NOI for the applicable period are set forth on pages 19 through page 21 to this presentation.

3 COVID - 19 Update HTI has taken additional measures to ensure the health and safety of our tenants and residents while continuing to seek to acquire high quality assets that we believe will provide long - term value to the Company x Market Disruption: The challenges of COVID - 19 will impact every business and, although we don’t underestimate the significance of COVID - 19, we believe this is a short to midterm crisis x Protecting our tenants and residents: In early March, HTI implemented visitation restrictions, enacted social distancing measures, and the immediate screening of all persons entering our Senior Housing Operating Properties (“SHOP”) facilities x Strong Portfolio Fundamentals: HTI’s portfolio features 113 Medical Office Buildings (“MOB ”), 61 SHOP, 18 Triple - Net Leased healthcare (“NNN”) properties and 1 development property in Jupiter, Florida as of December 31, 2019, providing a robust foundation to withstand short - term headwinds x Increased occupancy in the MOB and NNN portfolio to 91.7% from 90.1% (1) , year over year x Diverse portfolio with assets in 31 U.S. states x Strong Cash Position: We believe we have a strong cash position as we continue to seek acquisitions that we believe are attractively priced due to the ongoing disruption in the market x Subsequent to December 31, 2019, HTI acquired eight properties for $103.8 million, excluding acquisition costs, that we believe will further enhance our portfolio x Favorable Debt Capital Markets: While equity markets remain volatile, we are exploring options to refinance certain pieces of debt to take advantage of historically low interest rates x Year over year, the Company decreased its weighted average interest rate from 4.6% to 4.0% (1) Based on square feet as of December 31, 2019. Excludes SHOP and the Company’s development property in Jupiter, Florida that w as substantially completed in the fourth quarter of 2019. Although a portion of the development property has been leased as of December 31, 2019, the property will be separately shown and excluded from combined occupancy numbers until a greater portion of the property has been leased and HTI considers the property stabilized. Including SHOP and, for December 31, 2019, the development property, portfolio occupancy would have been 85.0% as of December 31, 2019 and 88.1% as of December 31, 2018.

4 Strategic Overview (1) Based on total real estate investments, at cost of $2.5 billion, assets held for sale at carrying value of $70.7 million, net of gross market lease intangible liabilities of $22.3 million as of December 31, 2019. (2) Based on NOI for the 12 months ended December 31, 2019 . (3) See Definitions in the Appendix for a full description. (4) Please refer to slide 8. (5) See Appendix for Non - GAAP reconciliations. HTI has a $2.5 billion (1) healthcare real estate portfolio focused on MOB and SHOP properties High Quality Portfolio x High quality portfolio containing 193 healthcare properties comprised of 49% MOB, 43% SHOP and 8% NNN (2) x The MOB portfolio continues to generate predictable and stable rent cash flow with leases featuring contractual rent increases x The SHOP portfolio is actively managed by a dedicated senior housing management team, focusing on value enhancement through increasing Occupancy (3) , successful operator transitions and select portfolio recycling Robust Acquisition Program (4) x Acquired nine properties in 2019 for a contract purchase price of $ 85 million, including three single - tenant and five multi - tenant MOBs for approximately $ 52 million at a 7 . 5 % weighted average Cap Rate (3) and one SHOP property for $ 33 million x Between December 31 , 2019 and March 31 , 2020 , HTI acquired eight properties for $ 104 million, including four MOB properties at a 6 . 9 % weighted average Cap Rate for $ 26 million and four SHOP properties for an aggregate purchase price of $ 78 million Conservative Balance Sheet x Conservative Net Leverage (3) of 38 % provides balance sheet flexibility x Strategically locked in attractive long - term interest rates resulting in a weighted average interest rate of 4 . 0 % across the portfolio Strong Operational Performance x Active management and robust acquisitions have led to increased revenues while decreasing the Company’s overall leverage and interest rate on the Company’s total debt Experienced Management Team x Proven track record with significant public REIT market experience x SHOP portfolio has a dedicated management team lead by John Rimbach along with his key operating personnel from WESTLiving Segment ($MM) Q4 2019 Q4 2018 Increase (decrease) Revenue from Tenants $ 92.5 $91.8 0.8% Net Leverage 38.0% 38.7% (70bps) Weighted Average Interest Rate 4.0% 4.6% (60bps)

5 (1) Based on square feet as of December 31, 2019. Excludes SHOP and the Company’s development property in Jupiter, Florida that w as substantially completed in the fourth quarter of 2019. Although a portion of the development property has been leased as of December 31, 2019, the property will be separately shown and excluded from combined occupancy numbers until a greater p ort ion of the property has been leased and HTI considers the property stabilized. Including SHOP and the development property, portfolio occupancy would have been 85.0% as of December 31, 2019. (2) Based on total real estate investments, at cost of $2.5 billion, assets held for sale at carrying value of $70.7 million, net of gr oss market lease intangible liabilities of $22.3 million as of December 31, 2019. (3) Based on square feet as of December 31, 2019. (4) See Definitions in the Appendix for a full description. Portfolio Snapshot HTI’s high quality portfolio features an MOB and NNN portfolio that is nearly 92% occupied (1) and a 4.3 million square foot SHOP portfolio operated by top U.S. Healthcare brands PROPERTIES Medical Office Buildings 113 Senior Housing – Operating (SHOP) 61 Senior Housing – NNN 4 Post - Acute Care/Skilled Nursing – NNN 8 Hospitals – NNN 6 Jupiter Property – Recently Developed 1 MOB Senior Housing – Operating Senior Housing – NNN Post Acute/ Skilled Nursing – NNN Hospitals – NNN Occupancy (4) 90.9% 85.7% 100.0% 100.0% 90.7% Weighted Avg. Remaining Lease Term (3)(4) 4.9 Years N/A 11.0 Years 7.8 Years 7.1 Years $2.5 Billion Invested (2) 193 Properties 9.4 Million Rentable Square Feet

6 Other 26% FL 14% PA 14% GA 7% IA 7% MI 7% IL 6% WI 6% CA 5% AZ 4% AR 4% 49% 43% 8% MOB SHOP NNN Dynamic Portfolio Fundamentals HTI is focused on deploying capital into select high quality assets located throughout the United States Select Geographic Mix (1) Based on NOI for the year ended December 31, 2019. (2) Based on NOI for the three months ended December 31, 2019. (3) Based on square feet as of December 31, 2019. Excludes SHOP and the Company’s development property in Jupiter, Florida that w as substantially completed in the fourth quarter of 2019. Although a portion of the development property has been leased as of D ece mber 31, 2019, the property will be separately shown and excluded from combined occupancy numbers until a greater portion of the property ha s b een leased and HTI considers the property stabilized. Including SHOP and, for December 31, 2019, the development property, portfolio occupancy would have been 85.0% as of December 31, 2019 and 88.1% as of December 31, 2018. $ 32 million NOI (2) Diversified Geographic Asset Exposure MOB and NNN Occupancy (3) High Quality Portfolio Top 10 States (1) 90.1% 91.7% 88.0% 88.5% 89.0% 89.5% 90.0% 90.5% 91.0% 91.5% 92.0% Q4 2018 Q4 2019 MOB NNN SHOP Development

7 x DaVita (NYSE: DVA) and Fresenius (NYSE: FMS) are industry leading publicly traded companies with a combined market cap of over $27 billion (1) x UPMC is a leading health enterprise with over 87,000 employees and 700 clinical locations x The SHOP portfolio features an offering of core operating brands x HTI remains committed to developing strong partnerships with leading healthcare brands which we believe delivers benefits for patients and other stakeholders Strategic Partners HTI partners with top healthcare brands in well established markets (1) Market capitalization data as of March 24, 2020. MOB SHOP

8 Closed over $85 million of acquisitions in 2019 at a weighted average Cap Rate of 7.5% and an additional $104 million closed between December 31, 2019 and March 31, 2020 at a 6.9% weighted average Cap Rate Closed Transactions (year ended December 31, 2019) Property Type State Number of Properties Square Feet Purchase Price (1) Wgt. Avg. Cap Rate (2)(3) Lease Term Remaining (2) Closed Wisconsin MOB Portfolio MOB: Multi - Tenant WI 3 115 $30.2 7.0 Q1’19 Lancaster Medical Arts Building MOB: Single - Tenant PA 1 31 $5.6 7.3 Q2’19 Women's Healthcare Group MOB: Single - Tenant PA 1 21 $4.4 10.0 Q2’19 Pioneer Spine & Sports MOB: Single - Tenant (1) / Multi - Tenant (2) MA 3 37 $12.2 8.3 Q3’19 Felicita Vida SHOP CA 1 80 $33.0 N/A Q3’19 Total Closed 2019 9 284 $ 85.4 7.5% 7.6 Closed Transactions (quarter ended March 31, 2020) Property Type State Number of Properties Square Feet Purchase Price (1) Wgt. Avg. Cap Rate (2)(3) Lease Term Remaining (2) Status Swedish American Clinic MOB: Multi - Tenant IL 1 25 $7.7 9.0 Closed Q1’20 UPMC Pinnacle Medical Office MOB: Single - Tenant PA 3 50 $18.6 9.5 Closed Q1’20 Cedarhurst Portfolio SHOP IL 3 178 $55.6 N/A Closed Q1’20 Bayshore Memory Care SHOP FL 1 54 $21.9 N/A Closed Q1’20 Total Closed Q1’2020 8 307 $103.8 6.9% 9.3 Total Closed 2019 + Closed Q1’ 2020 17 591 $ 189.2 7.2% 8.5 (1) Represents the contract purchase price and excludes acquisitions costs which are not capitalized per GAAP. (2) See Definitions in the Appendix for a full description. (3) Excludes SHOP properties. ($ in millions, square feet in thousands and lease term remaining in years) Robust Acquisitions and Pipeline

9 Debt Capitalization (1) ($mm) Mortgage Notes Payable $ 528 Fannie Mae Master Revolving Credit Facilities $359 Total Secured Debt $ 887 Credit Facility – Revolving Credit Facility and Term Loan (2) $251 Total Unsecured Debt (2) $251 Total Debt $ 1,138 Weighted Average Interest Rate (3) 4.0% Key Capitalization Metrics ($mm) Net Debt (1) (4) $1,047 Net Leverage (4) 38.0% Balanced Capital Structure Mortgage Debt ▪ On April 10, 2018, HTI entered into a $119 million Multi - Property CMBS Loan with KeyBank. This loan locked in a fixed interest rate of 4.60% with a 10 - year term through 2028 ▪ On December 17, 2019, HTI completed a refinancing of its mortgage loan with Capital One, increasing the commitment to $ 378.5 million from $136.5 million while lowering the interest rate to 3.66 % and extending the maturity to 2026 ▪ The Company has several other mortgage loans with an aggregate balance of $ 40.3 million, secured by individual or pools of properties, of which approximately $42 million was repaid in October 2019 with proceeds from HTI’s revolving credit facility, resulting in a lower interest rate ▪ The weighted - average interest rate of the mortgage debt was 3.9 % as of December 31, 2019 Credit Facilities ▪ Fannie Mae Master Credit Facilities : Made up of two facilities arranged by KeyBank and Capital One. The combined facility is secured by mortgages on 22 seniors housing properties ▪ Revolving Credit Facility and Term Loan : HTI amended and restated its credit facility in March 2019 which increased total commitments by $65 million and extended maturity until 2024 Capital Markets ▪ On December 16, 2019, HTI completed a 7.4% Series A Cumulative Redeemable Perpetual Preferred Stock offering for gross proceeds of $40 million providing the Company with capital to help fund its Q1’2020 acquisitions of $103.8 million HTI continues to manage its capital structure by extending the Company’s weighted average debt maturities and locking in what we believe are attractive long - term financing rates Note: Metrics as of and for the three months ended December 31, 2019. As of December 31, 2019, HTI had $ 95.7 million of cash and equivalents and the current availability under the revolving credit facility was $ 79.5 million . The Company is subject to a covenant requiring us to maintain a combination of cash, cash equivalents and availability for future borrowings under the re vol ving credit facility totaling at least $50.0 million. (1) Excludes the effect of deferred financing costs, net and mortgage premiums/discounts, net. (2) The equity interests and related rights in our wholly owned subsidiaries that directly own or lease the eligible unencumbered re al estate assets comprising the borrowing base of HTI’s credit facility are pledged for the benefit of the lenders thereunder . These real estate assets are not available to satisfy other debts and obligations, or to serve as collateral for any new inde bte dness, unless the existing indebtedness secured by these properties is repaid or otherwise refinanced. (3) Weighted average interest rate based on balance outstanding as of December 31, 2019. (4) See Definitions in the Appendix for a full description. Conservative Leverage Profile

10 4.5% 3.9% Q4 2018 Q4 2019 Enhanced Operating Performance HTI remains focused on increasing revenue while driving down the cost of debt Net Leverage Revenues from Tenants Weighted Average Mortgage Interest Rate $92 $93 Q4 2018 Q4 2019 ($ in millions) 38.7% 38.0% Q4 2018 Q4 2019 x Revenue from tenants increased to $92.5 million from $91.8 million from the same period last year x HTI refinanced several mortgage loans in 2019, decreasing the Company’s interest expense on mortgage debt x Year over year, Net Leverage declined by 70bps reflecting an increase in the Company’s strong cash position

11 Company Highlights HTI remains focused on growing the Company’s high quality MOB and SHOP portfolio while maintaining moderate leverage x High Quality Portfolio of 193 healthcare properties comprised of 49% MOB, 43% SHOP and 8% NNN properties (1) x Robust Acquisition Program of $ 189.2 million comprised of $ 85.4 million closed in 2019 and $103.8 million closed in 2020 (2) x Conservative Balance Sheet with modest Net Leverage of 38 % x Strong Operational Performance with year - over - year increases in revenue while decreasing the Company’s overall leverage and interest rate on the Company’s total debt x Experienced Management Team with a proven track record and significant public REIT experience (1) Based on NOI for the year ended December 31, 2019. (2) See slide 8 for further details .

12 Experienced Leadership Team Katie Kurtz Chief Financial Officer, Secretary, and Treasurer Ms . Kurtz currently serves as the Chief Financial Officer, Treasurer and Secretary of the Company . Ms . Kurtz is also Chief Financial Officer for American Finance Trust, Inc . (NASDAQ : AFIN) . She is a certified public accountant in New York State, holds a B . S . in Accountancy and a B . A . in German from Wake Forest University and a Master of Science in Accountancy from Wake Forest University . Leslie D. Michelson Non - Executive Chairman, Audit Committee Chair Mr . Michelson has served as the chairman of Private Health Management, a retainer - based primary care medical practice management company since April 2007 . Mr . Michelson served as Vice Chairman and Chief Executive Officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and served on its board of directors from January 2002 until April 2013 . David Ruggiero Vice President, Acquisitions Mr . Ruggiero currently serves as Vice President at the Company’s advisor with a primary focus on acquisitions . Mr . Ruggiero has over 20 years of commercial real estate experience and has advised on over $ 3 billion in healthcare real estate dispositions, acquisitions and financings . He earned an MS in Finance from Kellstadt Graduate School of Business at DePaul University and a BA from DePaul University . Trent Taylor Vice President, Asset Management Mr . Taylor currently serves as Vice President at the Company’s advisor with a primary focus on asset management and leasing . Mr . Taylor has over 12 years of commercial real estate and development experience . He earned an MS in Real Estate from New York University and BA in Accounting & Finance from the University of Central Florida . Michael Weil Chief Executive Officer Mr . Weil was named Healthcare Trust Inc . ’s chief executive officer on August 23 , 2018 , which went into effect on September 12 , 2018 . He is a founding partner of AR Global, and has served as a leading executive and board member on several publicly - traded and non - traded real estate companies . Additionally, he previously served as the Senior VP of sales and leasing for American Financial Realty Trust . Mr . Weil also served as president of the Board of Directors of the Real Estate Investment Securities Association (now known as ADISA) . John Rimbach President of Healthcare Facilities Mr . Rimbach brings a strong expertise in seniors housing management which he established over a 30 - year career . Prior to joining the Company’s advisor, Mr . Rimbach served as President/CEO and Founder of WESTLiving, LLC, where he provided overall leadership and strategic direction for this large seniors housing portfolio . Prior to that, Mr . Rimbach served as COO of AF Evans Company Inc . from 1999 to 2008 , and was the Development Director of NCB Development Corporation from 1993 to 1999 .

13 Dedicated SHOP Team Kimberly Holmes: VP – Operational Analytics ▪ 25 year career in senior housing and hospitality ▪ Her work on financial analysis, planning and benchmarking will translate into operational plans and action items for the portfolio Susan K. Rice, RN: VP – Clinical Operations ▪ 30 year career in the healthcare industry ▪ Extensive knowledge in clinical areas and processes to monitor and validate care outcomes, quality and compliance Patrick Collins: Chief Operating Officer ▪ Patrick’s responsibilities are to drive operational performance of HTI's operator/manager partners ▪ His 26 year career touches upon all aspects of operating a senior housing community John Rimbach: President of Healthcare Facilities ▪ Former President, CEO & Founder of WESTLiving ▪ 30 year career in the financing, development, acquisition, ownership and operation of senior housing portfolios Angie Ehlers: VP – Sales & Marketing ▪ Over her 26 year career, Angie has directed sales and marketing efforts at many senior level positions ▪ Her experience allows her to provide unique insight into markets and product positioning for the HTI SHOP portfolio John Rimbach joined the management team of HTI’s advisor along with his key operating personnel from WESTLiving. This experienced group plays an essential role in managing the Company’s significant operating portfolio

14 Board of Directors Lee M. Elman Independent Director  Independent director of the Company since August 2015  Founder & President of Elman Investors Inc., an international real - estate investment banking firm  40+ years of real estate investment experience in the US and abroad  Mr. Elman holds a J.D. from Yale Law School and a B.A. from Princeton University’s Woodrow Wilson School of Public and Intern ati onal Affairs Leslie Michelson Non - Executive Chairman, Audit Committee Chair  Chairman of Private Health Management, since April 2007  Vice Chairman and Chief Executive Officer of the Prostate Cancer Foundation, from April 2002 until December 2006 and served o n i ts board of directors from January 2002 until April 2013 B.J. Penn Independent Director  Mr. Penn serves as president of Penn Construction Group, Inc., and as president and chief executive officer of Genesis IV, LLC  Mr. Penn is the chairman of the board of directors of Spectra Systems Corporation, is a trustee emeritus at the George Washin gto n University and serves on the boards of the National Trust for the Humanities and the Naval Historic Foundation. Edward Rendell Independent Director  Independent director of the Company since December 2015  45th Governor of the Commonwealth of Pennsylvania from 2003 through 2011  Mayor of Philadelphia from 1992 through 2000 Strong Corporate Governance Elizabeth K. Tuppeny Independent Director, Nominating and Corporate Governance Committee Chair  Chief Executive Officer and founder of Domus , Inc., since 1993  30 years of experience in the branding and advertising industries, with a focus on Fortune 50 companies  Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games Majority Independent Board of Directors, including an audit committee comprised solely of independent directors Michael Weil Director  Founding partner of AR Global  Previously served as Senior VP of sales and leasing for American Financial Realty Trust  Served as president of the Board of Directors of the Real Estate Investment Securities Association (now known as ADISA)

15 Legal Notice

16 Forward Looking Statements Certain statements made in this presentation are “forward - looking statements” (as defined in Section 21E of the Exchange Act), w hich reflect the expectations of the Company regarding future events. The forward - looking statements involve a number of risks, uncertainties and other factor s that could cause actual results to differ materially from those contained in the forward - looking statements. Such forward - looking statements include, bu t are not limited to, market and other expectations, objectives, and intentions, as well as any other statements that are not historical facts. Our potential risks and uncertainties are presented in the section titled Risk in the section titled “Item 1A - Risk Factors” disclosed in our Annual Report on Form 10 - K for the year ended December 31, 2019 filed with the SEC on March 24 , 2020, and the Company's subsequent Quarterly Reports on Form 10 - Q filed with the SEC. We disclaim any obligation to update and revise statements contained in these materials to reflect change d a ssumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. The following are some of the ris ks and uncertainties relating to us, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented i n o ur forward - looking statements: • Certain of our executive officers and directors are also officers, managers, employees or holders of a direct or indirect con tro lling interest in our advisor, Healthcare Trust Advisors, LLC (our “Advisor”), and other entities affiliated with AR Global Investments, LLC (the successor bus iness to AR Capital, LLC, “AR Global”), the parent of our sponsor. As a result, certain of our executive officers and directors, our Advisor and i ts affiliates face conflicts of interest, including significant conflicts created by our Advisor’s compensation arrangements with us and other investment pro gra ms advised by affiliates of AR Global and conflicts in allocating time among these investment programs and us. These conflicts could result in unantic ipa ted actions that adversely affect us. • Although we intend to seek a listing of our shares of common stock on a national stock exchange when we believe market condit ion s are favorable to do so, there is no assurance that our shares of common stock will be listed. No public market currently exists, or may ever exis t, for shares of our common stock and our shares are, and may continue to be, illiquid. • Our development property in Jupiter, Florida is now substantially complete, but only 10% of the property is leased and the pr ope rty is not generating cash flow. • Because investment opportunities that are suitable for us may also be suitable for other investment programs advised by affiliates of AR Global, our Advisor and its affiliates face conflicts of interest relating to the purchase of properties and other investments and such c onf licts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could reduce the investment return to our stockholde rs. • We focus on acquiring and owning a diversified portfolio of healthcare - related assets located in the United States and are subje ct to risks inherent in concentrating investments in the healthcare industry. • If our Advisor loses or is unable to obtain qualified personnel, our ability to continue to achieve our investment strategies co uld be delayed or hindered . • Any potential future acquisition is subject to market conditions and capital availability and may not be identified or comple ted on favorable terms. • The healthcare industry is heavily regulated, and new laws or regulations, changes to existing laws or regulations, loss of l ice nsure or failure to obtain licensure could result in the inability of tenants to make lease payments to us.

17 Forward Looking Statements (Continued) • We are depending on our Advisor to select investments and conduct our operations. Adverse changes in the financial condition of our Advisor and its affiliates or our relationship with our Advisor could adversely affect us. • We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates. • Our revenue is dependent upon the success and economic viability of our tenants, as well as our ability to collect rent from def aulting tenants, which has and may continue to adversely impact our results of operations, and replace them with new tenants, which we may not be able to do on a timely basis, or at all. • We may not be able to achieve our rental rate objectives on new and renewal leases and our expenses could be greater than we ant icipate, which may impact our results of operations. • Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions. • If we are not able to increase the amount of cash we generate from operations, we may have to reduce the amount of dividends and ot her distributions we pay or identify other financing sources. • Any distributions, especially those not covered by our cash flows from operations, may reduce the amount of capital available for ot her purposes, including investment in properties and other permitted investments and may negatively impact the value of our stockholders’ investment. • Our revolving credit facility and the related term loan facility prohibit us from increasing the rate at which we pay distributio ns to holders of our common stock and restricts our ability to use cash that would otherwise be available to us. • A pandemic, epidemic or outbreak of a contagious disease, such as the ongoing global pandemic of the novel coronavirus, could a dve rsely affect us. • We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit markets of the United States from time to time, including disruptions and dislocations caused by the ongoing coronavirus pandemic . • We are subject to risks associated with changes in general economic, outbreaks of infectious diseases, business and political co ndi tions, possibility of intensified international hostilities, acts of terrorism, and changes in conditions of United States or international lending , c apital and financing markets. • The offering price and repurchase price for shares of our common stock under our distribution reinvestment plan and our share rep urc hase program may not, among other things, accurately reflect the value of our assets and may not represent what a stockholder may receive on a sale of the shares, what they may receive upon a liquidation of our assets and distribution of the net proceeds or what a third party may pay to acquire us. • We may fail to continue to qualify to be treated as a REIT for U.S. federal income tax purposes, which would result in higher ta xes, may adversely affect our operations and would reduce the value of an investment in our common stock or Series A Preferred Stock and the cash available fo r distributions.

18 Appendix

19 Definitions Lease Term Remaining : Current portfolio calculated from December 31 , 2019 . Pipeline calculated from estimated acquisition date through the contractual lease term . Weighted based on square feet . Net Debt : Total debt of $ 1 . 1 billion per slide 9 less cash and cash equivalents of $ 96 million as of December 31 , 2019 . As of December 31 , 2018 total debt was $ 1 . 1 billion less cash and cash equivalents of $ 77 million . NOI : Defined as a non - GAAP financial measure used by us to evaluate the operating performance of our real estate . NOI is equal to revenue from tenants, less property operating and maintenance . NOI excludes all other items of expense and income included in the financial statements in calculating net income (loss) . Net Leverage : Represents “Net Debt” as defined above divided by total assets of $ 2 . 3 billion plus accumulated depreciation and amortization of $ 427 million as of December 31 , 2019 , shown as a percentage . As of December 31 , 2018 , total assets of $ 2 . 4 billion plus accumulated depreciation and amortization of $ 382 million . Occupancy : For NNN and MOB properties, occupancy represents percentage of square footage of which the tenant has taken possession of divided by the respective total rentable square feet as of the date or period end indicated . For SHOP, occupancy represents total units occupied divided by total units available as of the date or period end indicated . Cap Rate : Capitalization rate is a rate of return on a real estate investment property based on the expected, annualized straight - lined rental income that the property will generate under its existing lease during its first year of ownership . Capitalization rate is calculated by dividing the annualized straight - lined rental income the property will generate (before debt service and depreciation and after fixed costs and variable costs) and the purchase price of the property . The weighted average capitalization rate is based upon square feet .

20 Reconciliation of Non - GAAP Metrics: NOI Three Months Ended December 31, 2019 (In thousands) Medical Office Buildings Triple - Net Leased Healthcare Facilities Seniors Housing — Operating Properties Consolidated Revenue from tenants $ 24,010 $ 3,781 $ 64,719 $ 92,510 Property operating and maintenance (7,941) (1,425) (51,001) (60,367) NOI $ 16,069 $ 2,356 $ 13,718 32,143 Impairment charges (33,143) Operating fees to related parties (5,879) Acquisition and transaction related (201) General and administrative (5,136) Depreciation and amortization (19,908) Interest expense (16,320) Interest and other income 57 Loss on sale of real estate investments (83) (Loss) gain on non - designated derivatives (3) Income tax expense (benefit) (35) Net income attributable to non - controlling interests 341 Net loss attributable to stockholders $ (48,359) Net Operating Income (NOI) Reconciliation Schedule Three Months Ended December 31 , 2018 (In thousands) Medical Office Buildings Triple - Net Leased Healthcare Facilities Seniors Housing — Operating Properties Consolidated Revenue from tenants $ 25,721 $ 4,837 $ 61,261 $ 91,819 Property operating and maintenance (7,967) (3,639) (45,873) (57,479) NOI $ 17,754 $ 1,198 $ 15,388 34,340 Impairment charges (2,085) Operating fees to related parties (5,838) Acquisition and transaction related 31 General and administrative (4,570) Depreciation and amortization (21,113) Interest expense 2 Interest and other income (203) (Loss) gain on non - designated derivatives (70) Loss on sale of real estate investments (13,509) Income tax expense (benefit) 28 Net income attributable to non - controlling interests 129 Net loss attributable to stockholders $ (12,858)

21 Reconciliation of Non - GAAP Metrics: NOI Twelve Months Ended December 31, 2018 (In thousands) Medical Office Buildings Triple - Net Leased Healthcare Facilities Seniors Housing — Operating Properties Consolidated Revenue from tenants $ 99,103 $ 19,617 $ 243,686 $ 362,406 Property operating and maintenance (30,295) (7,197) (183,505) (220,997) NOI $ 68,808 $ 12,420 $ 60,181 141,409 Impairment charges (20,655) Operating fees to related parties (23,071) Acquisition and transaction related (302) General and administrative (17,275) Depreciation and amortization (83,212) Interest expense (49,471) Interest and other income 23 (Loss) gain on non - designated derivatives (157) Gain (Loss) on Sale of Real Estate Investment (70) Gain on Asset Acquisition 0 Income tax expense (benefit) (197) Net income attributable to non - controlling interests 216 Net loss attributable to stockholders $ (52,762) Twelve Months Ended December 31 , 2019 (In thousands) Medical Office Buildings Triple - Net Leased Healthcare Facilities Seniors Housing — Operating Properties Consolidated Revenue from tenants $ 100,379 $ 14,564 $ 259,971 $ 374,914 Property operating and maintenance (31,813) (2,800) (199,572) (234,185) NOI $ 68,566 $ 11,764 $ 60,399 140,729 Impairment charges (55,9 69 ) Operating fees to related parties (23,414) Acquisition and transaction related (362) General and administrative (20,530) Depreciation and amortization (81,032) Gain on sale of real estate investments 8,790 Interest expense (56,059) Interest and other income 7 Loss on sale of real estate investments (68) Income tax expense (benefit) (399) Net income attributable to non - controlling interests 220 Preferred stock dividends (173) Net loss attributable to stockholders $ (88,087) Net Operating Income (NOI) Reconciliation Schedule

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